UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2008
LL&E ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Texas	1-8518	76-6007940
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
The Bank of New York Mellon Trust Company, N.A., Trustee
Global Corporate Trust
919 Congress Avenue
Austin, Texas 78701
(Address of principal executive offices)
Registrant’s Telephone Number, including area code: (800) 852-1422
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.
     Attached as Exhibit 99.1 is a corrected press release issued on behalf of the Registrant. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
On October 7, 2008 the Registrant issued a corrected press release originally issued on July 25, 2008. The corrected press release is furnished herewith.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press Release dated July 25, 2008, as corrected October 7, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LL&E Royalty Trust
By:	The Bank of New York Mellon Trust Company, N.A.,
as Trustee

By:	/s/ Mike Ulrich
Name: Mike Ulrich
Title: Vice President

Date: October 7, 2008

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated July 25, 2008, as corrected October 7, 2008.